UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2015 (June 24, 2015)

American DG Energy Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On June 24, 2015, American DG Energy Inc., or the Company, entered into a subscription agreement with Peter Westerhoff, pursuant to which Mr. Westerhoff was given 100,000 shares of the Company's common stock in exchange for assigning certain assets and responsibilities of a joint venture between Mr. Westerhoff and the Company to the Company.

The foregoing descriptions are qualified in their entirety by reference to the full text of the subscription agreement that is attached hereto as Exhibit 10.1 respectively, and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference into this Item 3.02. The securities of the Company described therein have not been registered under the Securities Act of 1933 in reliance on the exemption contained therein in Section (4)(a)(2) and/or the Rule 506(b) exemption thereunder and/or Regulation S thereunder.

Item 9.01. Financial Statements and Exhibits.

See the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: June 30, 2015
American DG Energy Inc.

By: /s/ Gabriel Parmese
Gabriel Parmese, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number            Description

10.1                Subscription agreement between Peter Westerhoff and the Company, dated June 24, 2015